Inventory - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Inventory Disclosure [Abstract]
Raw materials and supplies in inventory, percentage	40.00%	40.00%
Finished and semi-finished products in inventory, percentage	60.00%	60.00%
Increased value of inventory if FIFO method had been used	$ 567.4	$ 624.7
Lower of cost or market adjustments	$ 2.7	$ 2.1